Prospectus Supplement

May 30, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 30, 2014 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2014

International Small Cap Portfolio

The benchmark index for the International Small Cap Portfolio (the "Portfolio") of Morgan Stanley Institutional Fund, Inc. has been changed to the Morgan Stanley Capital International (MSCI) All Country World ex USA Small Cap Index. The following change to the Portfolio's prospectus is made in order to reflect this change:

The first paragraph under the section of the Prospectus entitled "Portfolio Summary—International Small Cap Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World ex USA Small Cap Index.

Please retain this supplement for future reference.

  MSIGLINSPT-0514